Fees Summary	Mar. 31, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 36,524,656.30
Previously Paid Amount	0.00
Total Fee Amount	5,044.06
Total Offset Amount	0.00
Net Fee	$ 5,044.06